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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): October 13, 1998



                            ENTERPRISE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


 Delaware                        0-18034                  68-0158367
(State or other            (Commission File No.)         (IRS Employer
jurisdiction of                                        Identification No.)
incorporation)


            38705 Seven Mile Road, Suite 435, Livonia, Michigan 48152
               (Address of principal executive offices)       (Zip Code)



       Registrant's telephone number, including area code: (248) 380-6070


                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

On October 13, 1998, the Board of Directors of the Registrant adopted the Enterprise Software, Inc. Stock Appreciation Rights Plan (the "Plan"). A copy of the Plan, as subsequently amended, is filed as an exhibit to this Form 8-K, and the terms of the Plan are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements - None
--------------------

Exhibits -
--------

   Exhibit Reference
       Number               Exhibit Description
   -----------------        -------------------
        10                  Enterprise Software, Inc. Stock Appreciation Rights
                            Plan, as amended









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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Enterprise Software, Inc.


January 21, 1999                         By: /s/ Andre A. Blay
                                             ---------------------------
                                               Andre A. Blay
                                         Its:  Chairman of the Board and
                                               Chief Executive Officer







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                                  EXHIBIT INDEX

Exhibit Reference
     Number               Exhibit Description
-----------------         -------------------
       10                 Enterprise Software, Inc. Stock Appreciation Rights
                          Plan, as amended
















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